EXHIBIT 10.2

             Union National Financial Corporation 1988 Stock
               Incentive Plan. (Incorporated by Reference to
            Union National Financial Corporation's Registration
                Statement No. 333-27837 on Form S-8, filed
                   with the Commission on May 27, 1997.)